EXHIBIT 99.2

Pilgrim’s Pride Corporation
Selected Financial Data
for quarters ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

						Quarters Ended

	06/28/03	03/29/03	12/28/02	09/28/02	06/29/02	03/30/02	12/29/01	09/29/01	06/30/01

	(in thousands except per share data)
Income Statement Data:									*
Net sales	$651,877	$630,592	$627,405	$639,819	$637,116	$600,753	$656,030	$641,251	$645,836
Gross margin	50,945	25,672	27,999	31,605	46,309	28,631	57,865	61,943	74,476
Selling, general and administrative expenses	35,107	35,576	32,045	35,069	32,654	33,003	34,535	30,826	30,139
Non-recurring recoveries	(10,302)	(11,324)	(14,387)	(65)	(691)	—	—	—	(1,149)
Operating income (loss)	26,140	1,409	10,341	(3,100)	14,045	(4,371)	23,330	31,117	44,337
Interest expense, net	9,417	9,942	9,476	7,137	9,031	7,261	8,573	9,536	10,014
Miscellaneous, net	(8,124)	(29,896)	(1,766)	(2,580)	(3,378)	873	(387)	(997)	1,751
Income (loss) before income taxes and extraordinary charge	25,181	18,146	2,981	(8,146)	6,525	(11,055)	15,679	22,017	34,323
Income tax expense (benefit)	7,740	7,381	225	(4,973)	3,259	(13,399)	2,688	8,188	9,056
Income (loss) before extraordinary charge	17,441	10,765	2,756	(4,972)	3,266	1,252	12,991	13,829	25,267
Extraordinary charge — net of tax	—	—	—	—	—	—	—	(894)	—
Net income (loss)	$17,441	$10,765	$2,756	$(3,174)	$3,266	$1,252	$12,991	12,935	$25,267
Per Common Share Data:(c)
Income (loss) before extraordinary charge	$0.42	$0.26	$0.07	$(0.08)	$0.08	$0.03	$0.32	$0.34	$0.61
Extraordinary charge — early repayment of debt	—	—	—	—	—	—	$—	$(0.02)	$—
Net Income (loss)	$0.42	$0.26	$0.07	$(0.08)	$0.08	$0.03	$0.32	$0.32	$0.61
Cash dividends	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015
Book value	$10.27	$9.86	$9.61	$9.57	$9.68	$9.57	$9.53	$9.27	$8.96
Balance Sheet Summary:
Working capital	$267,844	$250,893	$171,582	$179,171	$157,980	$149,869	$143,360	$203,350	$177,194
Total assets	$1,278,920	$1,259,111	$1,219,911	$1,221,418	$1,218,365	$1,195,552	$1,153,438	$1,215,695	$1,204,820
Notes payable and current maturities of long-term debt	$2,635	$4,272	$3,525	$4,665	$63,210	$60,126	$5,177	$5,099	$59,022
Long-term debt, less current maturities	$480,150	$491,825	$434,103	$448,979	$418,064	$410,628	$396,975	$467,242	$444,125
Total debt	$482,785	$496,096	$437,628	$453,644	$481,274	$470,754	$402,152	$472,341	$503,147
Senior secured debt (included in Total Debt)	$282,785	$296,096	$237,628	$253,644	$281,274	$270,754	$202,152	$272,341	$412,540
Total stockholders’ equity	$422,189	$405,330	$395,115	$393,470	$397,910	$393,641	$391,644	$380,932	$368,479
Cash Flow Summary:
Operating cash flow	$30,693	$(56,617)	$40,617	$60,789	$15,704	$(58,711)	$81,773	$70,581	$48,738
Depreciation & amortization(d)	$18,940	$17,803	$17,510	$18,114	$17,813	$17,647	$17,399	$15,962	$18,608
Capital expenditures	$11,122	$15,907	$9,116	$23,958	$24,199	$14,898	$17,333	$(7,615)	$59,847
Business acquisitions	$—	$—	$—	$—	$—	$—	$—	$—	$—
Financing activities, net	$(13,931)	$57,852	$(16,637)	$(28,240)	$9,900	$68,015	$(6,518)	$(31,646)	$(21,804)
Cashflow Ratios:
EBITDA(e)	$53,232	$45,508	$29,594	$16,736	$33,012	$12,415	$41,305	$46,410	$62,664
EBITDA (last four qtrs.)	$145,070	$124,850	$91,757	$103,468	$133,142	$162,794	$157,231	$147,599	$126,209
Key Indicators (as a percentage of net sales):
Gross margin	7.8%	4.1%	4.5%	4.9%	7.3%	4.8%	8.8%	9.7%	11.5%
Selling, general and administrative expenses	5.4%	5.6%	5.1%	5.4%	5.1%	5.5%	5.3%	4.8%	4.7%
Operating income (loss)	4.0%	0.2%	1.6%	-0.5%	2.2%	-0.7%	3.6%	4.9%	7.0%
Interest expense, net	1.4%	1.6%	1.5%	1.1%	1.4%	1.2%	1.3%	1.5%	1.6%
Net income (loss)	2.7%	1.7%	0.4%	-0.5%	0.5%	0.2%	2.0%	2.0%	3.9%
(a) The Company acquired WLR Foods on January 27, 2001 for $239.5 million and the assumption of $45.5 million of indebtedness. The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date
(b) Fiscal quarter ended January 1, 1999 had 14 weeks
(c) Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999 See Note F of the Consolidated Financial Statements of the Company included in our Annual Report on Form 10-K filed in year 2001
(d) Includes amortization of capitalized financing costs of approximately	$307	383	372	369	357	346	$346	$1,105	$281
(e) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:
Net Income	$17,441	$10,765	$2,756	$(3,174)	$3,266	$1,252	$12,991	$12,935	$25,267
Add:
Extraordinary charge-net of tax	—	—	—	—	—	—	—	(894)	—
Income Tax Expense (benefit)	7,740	7,381	225	(4,973)	3,259	(13,399)	2,688	8,188	9,056
Interest expense, net	9,417	9,942	9,476	7,137	9,031	7,261	8,573	9,536	10,014
Depreciation and amortization	18,940	17,803	17,510	18,114	17,813	17,647	17,399	15,962	18,608
Minus:
Amortization of capitalized financing costs	307	383	372	369	357	346	346	1,105	281

EBITDA	$53,232	$45,508	$29,594	$16,736	$33,012	$12,415	$41,305	$46,410	$62,664

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Quarters Ended

	03/31/01(a)	12/30/00	09/30/00	07/01/00	04/01/00	01/01/00	10/02/99	07/03/99	04/03/99

	(in thousands except per share data)
Income Statement Data:	*	*		*	*	*		*	*
Net sales	$541,593	$386,032	$379,375	$391,979	$373,260	$354,825	$317,261	$344,160	$329,894
Gross margin	29,216	44,971	39,657	46,665	34,029	45,477	46,130	49,415	46,262
Selling, general and administrative expenses	34,488	23,955	24,022	20,316	20,747	20,255	17,316	20,203	20,970
Non-recurring recoveries	—	(2,195)	—	—	—	—	—	—	—
Operating income (loss)	(5,272)	23,211	15,635	26,349	13,282	25,222	28,814	29,212	25,292
Interest expense, net	7,085	4,140	4,210	4,967	4,699	3,903	4,535	4,308	4,090
Miscellaneous, net	(281)	(122)	327	465	(519)	(198)	1,348	(191)	(261)
Income (loss) before income taxes and extraordinary charge	(12,118)	19,072	11,782	20,319	9,178	21,507	22,549	25,274	21,624
Income tax expense (benefit)	(2,316)	6,335	463	3,175	155	6,649	6,113	6,957	7,044
Income (loss) before extraordinary charge	(9,802)	12,737	11,319	17,144	9,023	14,858	16,436	18,317	14,580
Extraordinary charge — net of tax	—	—	—	—	—	—	—	—	—
Net income (loss)	$(9,802)	$12,737	$11,319	$17,144	$9,023	$14,858	16,436	$18,317	$14,580
Per Common Share Data:(c)
Income (loss) before extraordinary charge	$(0.24)	$0.31	$0.28	$0.41	$0.22	$0.36	$0.41	$0.44	$0.35
Extraordinary charge — early repayment of debt	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Income (loss)	$(0.24)	$0.31	$0.28	$0.41	$0.22	$0.36	$0.41	$0.44	$0.35
Cash dividends	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.010	$0.010
Book value	$8.37	$8.63	$8.33	$8.05	$7.66	$7.45	$7.11	$6.73	$6.30
Balance Sheet Summary:
Working capital	$166,456	$107,508	$124,531	$142,915	$139,465	$148,659	$154,242	$158,858	$150,686
Total assets	$1,176,261	$714,340	$705,420	$686,450	$665,158	$652,970	$655,762	$657,974	$626,745
Notes payable and current maturities of long-term debt	$63,947	$14,242	$4,657	$4,729	$5,041	$4,103	$4,353	$7,928	$6,338
Long-term debt, less current maturities	$460,346	$156,546	$165,037	$172,686	$175,350	$163,230	$183,753	$195,283	$197,971
Total debt	$524,293	$170,788	$169,694	$177,415	$180,391	$167,333	$188,106	$203,211	$204,309
Senior secured debt (included in Total Debt)	$433,723	$80,256	$79,199	$86,957	$87,873	$73,931	$94,730	$109,884	$111,019
Total stockholders’ equity	$344,261	$354,676	$342,559	$332,110	$316,898	$308,496	$294,259	$278,447	$260,543
Cash Flow Summary:
Operating cash flow	$(47,486)	$16,000	$69,097	$18,298	$11,588	$31,820	$44,926	$7,086	$(8,009)
Depreciation & amortization(d)	$12,152	$8,668	$9,279	$9,284	$8,878	$8,586	$8,546	$8,869	$8,468
Capital expenditures	$27,793	$32,607	$35,195	$21,565	$20,956	$14,412	$17,479	$13,402	$25,935
Business acquisitions	$239,539	$—	$—
Financing activities, net	$307,193	$436	$(8,628)	$(4,957)	$(30,465)	$21,430	$(15,766)	$(1,548)	$10,618
Cashflow Ratios:
EBITDA(e)	$6,851	$31,673	$25,020	$34,198	$22,385	$33,733	$35,389	$38,210	$33,921
EBITDA (last four qtrs.)	$97,742	$113,276	$115,336	$125,705	$129,717	$141,252	$142,045	$145,464	$134,562
Key Indicators (as a percentage of net sales):
Gross margin	5.4%	11.6%	10.5%	11.9%	9.1%	12.8%	14.5%	14.4%	14.0%
Selling, general and administrative expenses	6.4%	6.2%	6.3%	5.2%	5.6%	5.7%	5.5%	5.9%	6.4%
Operating income (loss)	-1.0%	6.0%	4.1%	6.7%	3.6%	7.1%	9.1%	8.5%	7.7%
Interest expense, net	1.3%	1.1%	1.1%	1.3%	1.3%	1.1%	1.4%	1.3%	1.2%
Net income (loss)	-1.8%	3.3%	3.0%	4.4%	2.4%	4.2%	5.2%	5.3%	4.4%
(a) The Company acquired WLR Foods on January 27, 2001 for $239.5 million and the assumption of $45.5 million of indebtedness. The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date
(b) Fiscal quarter ended January 1, 1999 had 14 weeks
(c) Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999 See Note F of the Consolidated Financial Statements of the Company included in our Annual Report on Form 10-K filed in year 2001
(d) Includes amortization of capitalized financing costs of approximately	$268	$207	$251	$372	$370	$263	$241	$241	$261
(e) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:
Net Income	$(9,802)	$12,737	$11,319	$17,144	$9,023	$14,858	$16,436	$18,317	$14,580
Add:
Extraordinary charge-net of tax	—	—	—	—	—	—	—	—	—
Income Tax Expense (benefit)	(2,316)	6,335	463	3,175	155	6,649	6,113	6,957	7,044
Interest expense, net	7,085	4,140	4,210	4,967	4,699	3,903	4,535	4,308	4,090
Depreciation and amortization	12,152	8,668	9,279	9,284	8,878	8,586	8,546	8,869	8,468
Minus:
Amortization of capitalized financing costs	268	207	251	372	370	263	241	241	261

EBITDA	$6,851	$31,673	$25,020	$34,198	$22,385	$33,733	$35,389	$38,210	$33,921

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Quarters Ended

	01/02/99(b)	09/26/98	06/27/98	03/28/98	12/27/97	09/27/97	6/28/97	03/29/97	12/28/96

	(in thousands except per share data)
Income Statement Data:	*		*	*	*
Net sales	$366,088	$340,712	$328,500	$324,446	$337,887	$341,274	$335,168	$303,401	$297,806
Gross margin	43,901	47,126	32,736	26,861	29,380	33,860	27,285	23,085	30,267
Selling, general and administrative expenses	17,715	15,682	13,693	15,463	14,009	8,567	14,658	13,425	13,953
Non-recurring recoveries	—	—	—	—	—	—	—	—	—
Operating income (loss)	26,186	31,444	19,043	11,398	15,371	25,293	12,627	9,660	16,314
Interest expense, net	4,733	4,824	5,195	5,093	5,036	5,770	5,572	5,284	5,449
Miscellaneous, net	88	(212)	(535)	(488)	(463)	595	(128)	(397)	(2,509)
Income (loss) before income taxes and extraordinary charge	21,457	26,063	13,970	6,219	10,270	19,142	7,071	4,674	12,937
Income tax expense (benefit)	5,537	5,773	2,135	(549)	(847)	451	(215)	(280)	2,832
Income (loss) before extraordinary charge	15,920	20,290	11,835	6,768	11,117	18,691	7,286	4,954	10,105
Extraordinary charge — net of tax	—	—	—	—	—	—	—	—	—
Net income (loss)	$15,920	$20,290	$11,835	$6,768	$11,117	$18,691	$7,286	$4,954	$10,105
Per Common Share Data:(c)
Income (loss) before extraordinary charge	$0.38	$0.49	$0.29	$0.16	$0.27	$0.45	$0.18	$0.12	$0.24
Extraordinary charge — early repayment of debt	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Income (loss)	$0.38	$0.49	$0.29	$0.16	$0.27	$0.45	$0.18	$0.12	$0.24
Cash dividends	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010
Book value	$5.95	$5.58	$5.08	$4.82	$4.67	$4.41	$3.97	$3.80	$3.69
Balance Sheet Summary:
Working capital	$144,981	$147,040	$139,713	$132,518	$114,948	$133,542	$99,829	$98,526	$100,925
Total assets	$607,365	$601,439	$578,541	$574,805	$564,611	$579,124	$566,725	$531,579	$525,628
Notes payable and current maturities of long-term debt	$4,629	$5,889	$11,638	$11,589	$8,708	$11,596	$30,884	$33,645	$25,564
Long-term debt, less current maturities	$185,358	$199,784	$216,741	$219,394	$204,890	$224,743	$210,358	$193,546	$195,957
Total debt	$189,987	$205,673	$228,379	$230,983	$213,598	$236,339	$241,242	$227,191	$221,521
Senior secured debt (included in Total Debt)	$96,735	$110,161	$129,149	$131,790	$114,443	$137,221	$142,161	$128,148	$122,461
Total stockholders’ equity	$246,377	$230,871	$210,369	$199,573	$193,220	$182,516	$164,239	$157,366	$152,826
Cash Flow Summary:
Operating cash flow	$37,449	$52,784	$13,487	$(13,684)	$32,429	$24,710	$15,233	$(6,983)	$16,655
Depreciation & amortization(d)	$8,653	$8,098	$8,427	$8,014	$8,052	$8,050	$7,517	$7,094	$7,135
Capital expenditures	$12,833	$14,084	$13,633	$10,449	$15,352	$9,456	$28,613	$7,967	$4,195
Business acquisitions
Financing activities, net	$(12,938)	$(23,186)	$(15,570)	$29,450	$(23,192)	$(5,356)	$13,600	$5,220	$(13,116)
Cashflow Ratios:
EBITDA(e)	$34,525	$38,808	$27,308	$19,046	$23,106	$32,769	$19,839	$16,767	$25,229
EBITDA (last four qtrs.)	$119,688	$108,268	$102,229	$94,760	$92,481	$94,604	$61,835	$41,995	$25,229
Key Indicators (as a percentage of net sales):
Gross margin	12.0%	13.8%	10.0%	8.3%	8.7%	9.9%	8.1%	7.6%	10.2%
Selling, general and administrative expenses	4.8%	4.6%	4.2%	4.8%	4.1%	2.5%	4.4%	4.4%	4.7%
Operating income (loss)	7.2%	9.2%	5.8%	3.5%	4.5%	7.4%	3.8%	3.2%	5.5%
Interest expense, net	1.3%	1.4%	1.6%	1.6%	1.5%	1.7%	1.7%	1.7%	1.8%
Net income (loss)	4.3%	6.0%	3.6%	2.1%	3.3%	5.5%	2.2%	1.6%	3.4%
(a) The Company acquired WLR Foods on January 27, 2001 for $239.5 million and the assumption of $45.5 million of indebtedness. The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date
(b) Fiscal quarter ended January 1, 1999 had 14 weeks
(c) Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999 See Note F of the Consolidated Financial Statements of the Company included in our Annual Report on Form 10-K filed in year 2001
(d) Includes amortization of capitalized financing costs of approximately	$318	$177	$284	$280	$252	$193	$321	$285	$292
(e) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:
Net Income	$15,920	$20,290	$11,835	$6,768	$11,117	$18,691	$7,286	$4,954	$10,105
Add:
Extraordinary charge-net of tax	—	—	—	—	—	—	—	—	—
Income Tax Expense (benefit)	5,537	5,773	2,135	(549)	(847)	451	(215)	(280)	2,832
Interest expense, net	4,733	4,824	5,195	5,093	5,036	5,770	5,572	5,284	5,449
Depreciation and amortization	8,653	8,098	8,427	8,014	8,052	8,050	7,517	7,094	7,135
Minus:
Amortization of capitalized financing costs	318	177	284	280	252	193	321	285	292

EBITDA	$34,525	$38,808	$27,308	$19,046	$23,106	$32,769	$19,839	$16,767	$25,229

Pilgrim’s Pride Corporation
Net Sales by Primary Market Line
for Quarters Ended:

The following table sets forth, for the quarterly periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	June 28,	March 29,	December 28,	September 28,	June 29,	Mar 30	Dec 29	Sept 29,
	2003	2003	2002	2002	2002	2002	2001	2001

Chicken Sales:
United States
Prepared Foods:
Foodservice	$175,493	$184,802	$170,048	$170,700	$171,568	$161,171	$156,417	$166,891
Retail	$43,343	$41,202	$35,425	$41,357	$44,438	$37,691	$34,813	$32,204

Total Prepared Foods	$218,835	$226,004	$205,473	$212,057	$216,006	$198,862	$191,230	$199,095

Fresh Chicken:
Foodservice	$124,290	$107,250	$101,749	$109,058	$115,080	$107,795	$116,444	$121,700
Retail	$63,863	$65,405	$59,668	$68,505	$68,619	$63,113	$58,187	$65,925

Total Fresh Chicken	$188,153	$172,655	$161,417	$177,563	$183,699	$170,907	$174,632	$187,625

Export and Other
Prepared Foods	$7,816	$6,494	$5,213	$7,905	$7,839	$7,360	$7,423	$6,290
Chicken-Other	$21,043	$17,341	$17,931	$19,861	$19,782	$21,479	$32,453	$34,179

Total Export and Other	$28,859	$23,835	$23,145	$27,767	$27,621	$28,839	$39,877	$40,469

Total U.S. Chicken	$435,847	$422,493	$390,035	$417,387	$427,325	$398,609	$405,738	$427,189

Mexico:(b)	$88,601	$90,247	$88,091	$81,260	$80,308	$75,674	$86,528	$76,055
Total Chicken Sales	$524,448	$512,740	$478,126	$498,647	$507,632	$474,282	$492,266	$503,244

Total Prepared Foods	226,651	232,498	210,686	219,963	223,845	206,222	$198,653	$205,385
Turkey Sales:
Prepared Foods:
Foodservice	$18,658	$24,100	$24,198	$29,729	$29,732	$34,082	$41,109	$30,915
Retail	$8,455	$6,394	$5,013	$14,284	$14,723	$11,803	$13,829	$18,235

Total Prepared Foods	$27,112	$30,495	$29,211	$44,013	$44,454	$45,884	$54,938	$49,150

Fresh Turkey:
Foodservice	$12,114	$13,545	$12,568	$9,797	$5,561	$7,970	$12,792	$6,911
Retail	$29,993	$15,507	$49,401	$25,402	$23,585	$15,498	$43,097	$27,898

Total Fresh Turkey	$42,107	$29,052	$61,969	$35,199	$29,146	$23,468	$55,888	$34,809

Export and Other
Prepared Foods	$293	$486	$785	$711	$473	$564	$1,110	$851
Turkey-Other	$2,777	$2,376	$2,414	$2,910	$2,582	$2,310	$4,468	$3,805

Total Export and Other	$3,070	$2,862	$3,199	$3,621	$3,055	$2,874	$5,578	$4,656

Total Turkey Sales	$72,289	$62,408	$94,379	$82,833	$76,656	$72,226	$116,404	$88,615

Total Prepared Foods	$27,405	$30,981	$29,995	$44,724	$44,927	$46,448	$56,048	$50,001
Sale of Other Products
U.S	$49,819	$52,801	$48,523	$52,846	$48,330	$49,543	$42,972	$45,843
Mexico (b)	$5,321	$2,644	$6,377	$5,494	$4,498	$4,702	$4,388	$3,548

Total Other Products	$55,140	$55,445	$54,900	$58,340	$52,828	$54,245	$47,360	$49,391

Total Net Sales	$651,877	$630,592	$627,405	$639,819	$637,116	$600,753	$656,030	$641,249

Amounts reclassified by quarter were:			$—	$123	$—	$—	$—	$7

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Fiscal Quarters ended

	June 30,	Mar 31,	Dec 30,	Sept 30,	July 1,	April 1,	Jan 1,
	2001	2001 (a)	2000	2000	2000	2000	2000

	(in thousands)
Chicken Sales:
United States
Prepared Foods:
Foodservice	$156,859	$160,349	$147,975	$145,294	$165,577	$139,859	$138,665
Retail	$30,350	$26,029	$14,618	$16,661	$8,874	$10,698	$11,422

Total Prepared Foods	$187,209	$186,378	$162,593	$161,955	$174,451	$150,557	$150,087

Fresh Chicken:
Foodservice	$165,413	$62,047	$38,464	$46,205	$54,691	$51,951	$49,345
Retail	$43,974	$78,608	$36,187	$37,673	$39,758	$37,021	$34,525

Total Fresh Chicken	$209,386	$140,655	$74,651	$83,878	$94,449	$88,972	$83,870

Export and Other
Prepared Foods	$6,450	$4,793	$1,379	$1,466	$1,378	$1,050	$701
Chicken-Other	$19,939	$24,514	$27,203	$16,250	$12,695	$13,108	$15,519

Total Export and Other	$26,389	$29,307	$28,582	$17,716	$14,073	$14,158	$16,221

Total U.S. Chicken	$422,984	$356,340	$265,826	$263,549	$282,973	$253,687	$250,178

Mexico:(b)	$84,078	$70,447	$72,853	$73,176	$75,686	$71,804	$64,939
Total Chicken Sales	$507,063	$426,787	$338,679	$336,725	$358,659	$325,491	$315,117

Total Prepared Foods	$193,659	$191,172	$163,972	$163,421	$175,829	$151,607	$150,788
Turkey Sales:
Prepared Foods:
Foodservice	$38,535	$18,561	—	—	—	—	—
Retail	$15,970	$14,477	—	—	—	—	—

Total Prepared Foods	$54,504	$33,038	—	—	—	—	—

Fresh Turkey:
Foodservice	$6,141	$5,567	—	—	—	—	—
Retail	$22,947	$20,802	—	—	—	—	—

Total Fresh Turkey	$29,088	$26,369	—	—	—	—	—

Export and Other			—	—	—	—	—
Prepared Foods	$941	$641	—	—	—	—	—
Turkey-Other	$2,846	$2,792	—	—	—	—	—

Total Export and Other	$3,788	$3,433	—	—	—	—	—

Total Turkey Sales	$87,380	$62,840	—	—	—	—	—

Total Prepared Foods	$55,446	$33,679	—	—
Sale of Other Products
U.S	$45,719	$46,569	$41,725	$36,706	$27,940	$42,843	$34,201
Mexico (b)	$5,674	$5,397	$5,627	$5,945	$5,380	$4,926	$5,507

Total Other Products	$51,393	$51,966	$47,353	$42,650	$33,320	$47,769	$39,708

Total Net Sales	$645,836	$541,593	$386,032	$379,375	$391,979	$373,260	$354,825

Amounts reclassified by quarter were:	$11	$10	$10	$146	$132	$121	$135

(a)	The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b)	Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.

				Fiscal Quarters ended

	June 28,	March 29,	December 28,	September 28,	June 29,	Mar 30	Dec 29	Sept 29,
	2003	2003	2002	2002	2002	2002	2001	2001

	(in thousands)
Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	40.3%	43.7%	43.6%	40.9%	40.1%	40.4%	38.6%	39.1%
Retail	9.9%	9.8%	9.1%	9.9%	10.4%	9.5%	8.6%	7.5%

Total Prepared Foods	50.2%	53.5%	52.7%	50.8%	50.5%	49.9%	47.1%	46.6%

Fresh Chicken:
Foodservice	28.5%	25.4%	26.1%	26.1%	26.9%	27.0%	28.7%	28.5%
Retail	14.7%	15.5%	15.3%	16.4%	16.1%	15.8%	14.3%	15.4%

Total Fresh Chicken	43.2%	40.9%	41.4%	42.5%	43.0%	42.9%	43.0%	43.9%
Export and Other							1.8%
Prepared Foods	1.8%	1.5%	1.3%	1.9%	1.8%	1.8%	1.8%	1.5%
Chicken-Other	4.8%	4.1%	4.6%	4.8%	4.6%	5.4%	8.0%	8.0%

Export and Other	6.6%	5.6%	5.9%	6.7%	6.5%	7.2%	9.8%	9.5%
Total U.S. Chicken	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	25.8%	38.6%	25.6%	35.9%	38.8%	47.2%	35.3%	34.9%
Retail	11.7%	10.2%	5.3%	17.2%	19.2%	16.3%	11.9%	20.6%

Total Prepared Foods	37.5%	48.9%	31.0%	53.1%	58.0%	63.5%	47.2%	55.5%

Fresh Turkey:
Foodservice	16.8%	21.7%	13.3%	11.8%	7.3%	11.0%	11.0%	7.8%
Retail	41.5%	24.8%	52.3%	30.7%	30.8%	21.5%	37.0%	31.5%

Total Fresh Turkey	58.2%	46.6%	65.7%	42.5%	38.0%	32.5%	48.0%	39.3%
Export and Other
Prepared Foods	0.4%	0.8%	0.8%	0.9%	0.6%	0.8%	1.0%	1.0%
Turkey-Other	3.8%	3.8%	2.6%	3.5%	3.4%	3.2%	3.8%	4.3%

Export and Other	4.2%	4.6%	3.4%	4.4%	4.0%	4.0%	4.8%	5.3%
Total U.S. Turkey	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Fiscal Quarters ended

	June 30,	Mar 31,	Dec 30,	Sept 30,	July 1,	April 1,	Jan 1,
	2001	2001 (a)	2000	2000	2000	2000	2000

	(in thousands)
Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	37.1%	45.0%	55.7%	55.1%	58.5%	55.1%	55.4%
Retail	7.2%	7.3%	5.5%	6.3%	3.1%	4.2%	4.6%

Total Prepared Foods	44.3%	52.3%	61.2%	61.5%	61.6%	59.3%	60.0%

Fresh Chicken:
Foodservice	39.1%	17.4%	14.5%	17.5%	19.3%	20.5%	19.7%
Retail	10.4%	22.1%	13.6%	14.3%	14.1%	14.6%	13.8%

Total Fresh Chicken	49.5%	39.5%	28.1%	31.8%	33.4%	35.1%	33.5%
Export and Other
Prepared Foods	1.5%	1.3%	0.5%	0.6%	0.5%	0.4%	0.3%
Chicken-Other	4.7%	6.9%	10.2%	6.2%	4.5%	5.2%	6.2%

Export and Other	6.2%	8.2%	10.8%	6.7%	5.0%	5.6%	6.5%
Total U.S. Chicken	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	44.1%	29.5%	—	—	—	—	—
Retail	18.3%	23.0%	—	—	—	—	—

Total Prepared Foods	62.4%	52.6%	—	—	—	—	—

Fresh Turkey:
Foodservice	7.0%	8.9%	—	—	—	—	—
Retail	26.3%	33.1%	—	—	—	—	—

Total Fresh Turkey	33.3%	42.0%	—	—	—	—	—
Export and Other
Prepared Foods	1.1%	1.0%	—	—	—	—	—
Turkey-Other	3.3%	4.4%	—	—	—	—	—

Export and Other	4.3%	5.5%	—	—	—	—	—
Total U.S. Turkey	100.0%	100.0%	—	—	—	—	—

(a)	The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

Pilgrim’s Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

	06/28/03	03/29/03	12/28/02	09/28/02	06/29/02	03/30/02	12/29/01

United States
Chicken Operations:
U.S. Chicken Sales (000’s)	$435,848	$422,493	$390,034	$417,387	$427,325	$398,608	$405,738
U.S. Chicken Sales divided by U.S Chicken Net Pounds Produced	$0.6924	$0.7255	$0.6617	$0.6883	$0.6934	$0.6872	$0.7075
U.S. Chicken Net Pounds Produced (000’s)	629,496	582,383	589,433	606,383	616,274	580,037	573,464
Other Operations:
Other Sales (000’s)	49,819	52,801	48,523	52,846	48,330	49,543	42,972
U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000’s)	485,667	475,294	438,557	470,233	475,655	448,151	448,710
U.S. Chicken & Other Operating Income (000’s)	26,734	1,628	(10,379)	4,442	13,138	3,701	9,355
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	5.50%	0.34%	-2.37%	0.94%	2.76%	0.83%	2.08%
Turkey
U.S. Turkey Sales (000’s)	72,289	62,407	94,379	82,832	76,656	72,226	116,404
U.S. Turkey Sales divided by U.S Turkey Net Pounds Produced	$0.6617	$0.5672	$0.9047	$0.8353	$0.7304	$0.6222	$1.0311
U.S. Turkey Operating Income (000’s)	(19,726)	(15,403)	(14,268)	(10,883)	(5,614)	(7,559)	5,503
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-27.29%	-24.68%	-15.12%	-13.14%	-7.32%	-10.47%	4.73%
U.S. Turkey Net Pounds Produced (000’s)	109,252	110,024	104,321	99,165	104,946	116,074	112,896
U.S. Summary
U.S. Sales (000’s)	557,956	537,701	532,936	553,065	552,311	520,377	565,114
U.S. Cost of Sales (000’s)	522,326	522,291	517,183	531,360	517,671	0	522,513
U.S. Gross Margin (000’s)	35,630	15,410	15,753	21,705	34,640	23,081	42,601
U.S. Gross Margin as a percent of U.S. Sales	6.39%	2.87%	2.96%	3.92%	6.27%	4.44%	7.54%
U.S. Selling, General and Administrative Expenses (000’s)	28,622	29,185	26,013	28,146	27,116	26,939	27,743
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.13%	5.43%	4.88%	5.09%	4.91%	5.18%	4.91%
U.S. Operating Income (000’s)	7,008	(13,775)	(10,260)	(6,441)	7,524	(3,858)	14,858
U.S. Operating Income as a percent of U.S. Sales	1.26%	-2.56%	-1.93%	-1.16%	1.36%	-0.74%	2.63%
Mexico
Chicken Operations:
Mexico Chicken Sales (000’s)(C)	88,600	90,247	88,092	81,260	80,307	75,674	86,528
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6175	$0.5759	$0.5898	$0.5984	$0.6177	$0.5820	$0.5812
Mexico Other Operations:
Mexico Other Sales (000’s) (c)	5,321	2,644	6,377	5,494	4,498	4,702	4,388
Mexico Chicken Operating Income (000’s)	8,830	3,872	6,214	3,276	5,831	(514)	8,471
Mexico Operating Income as a percent of Mexico Chicken Sales	9.40%	4.17%	6.58%	3.78%	6.88%	-0.64%	9.32%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Quarters Ended

	09/29/01	06/30/01	03/31/01(a)	12/30/00	09/30/00	07/01/00	04/01/00

United States
Chicken Operations:
U.S. Chicken Sales (000’s)	$427,191	$422,985	$356,341	$265,824	$263,549	$282,973	$253,687
U.S. Chicken Sales divided by U.S Chicken Net Pounds Produced	$0.7470	$0.7232	$0.7096	$0.7221	$0.7173	$0.7187	$0.6624
U.S. Chicken Net Pounds Produced (000’s)	571,867	584,896	502,173	368,143	367,431	393,755	382,955
Other Operations:
Other Sales (000’s)	45,843	45,719	46,568	41,725	36,706	27,940	42,843
U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000’s)	473,034	468,704	402,909	307,552	300,255	310,913	296,530
U.S. Chicken & Other Operating Income (000’s)	27,700	26,822	1,795	18,436	8,411	12,909	3,502
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	5.86%	5.72%	0.45%	5.99%	2.80%	4.15%	1.18%
Turkey
U.S. Turkey Sales (000’s)	88,615	87,380	62,840	—	—	—	—
U.S. Turkey Sales divided by U.S Turkey Net Pounds Produced	$0.7896	$0.7875	$0.8282	—	—	—	—
U.S. Turkey Operating Income (000’s)	2,406	3,750	(1,867)	—	—	—	—
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	2.72%	4.29%	-2.97%	—	—	—	—
U.S. Turkey Net Pounds Produced (000’s)	112,233	110,958	75,879	—	—	—	—
U.S. Summary
U.S. Sales (000’s)	561,649	556,084	465,749	307,552	300,255	310,913	296,530
U.S. Cost of Sales (000’s)	507,112	501,065	436,038	270,315	273,604	282,676	276,987
U.S. Gross Margin (000’s)	54,537	55,019	29,711	37,237	26,651	28,237	19,543
U.S. Gross Margin as a percent of U.S. Sales	9.71%	9.89%	6.38%	12.11%	8.88%	9.08%	6.59%
U.S. Selling, General and Administrative Expenses (000’s)	24,431	24,448	29,783	18,801	18,240	15,328	16,041
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.35%	4.40%	6.39%	6.11%	6.07%	4.93%	5.41%
U.S. Operating Income (000’s)	30,106	30,571	(72)	18,436	8,411	12,909	3,502
U.S. Operating Income as a percent of U.S. Sales	5.36%	5.50%	-0.02%	5.99%	2.80%	4.15%	1.18%
Mexico
Chicken Operations:
Mexico Chicken Sales (000’s)(C)	76,054	84,078	70,447	72,853	73,176	75,686	71,804
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5455	$0.6411	$0.5039	$0.5222	$0.5634	$0.6585	$0.6309
Mexico Other Operations:
Mexico Other Sales (000’s) (c)	3,548	5,674	5,397	5,627	5,945	5,380	4,926
Mexico Chicken Operating Income (000’s)	1,011	13,767	(5,201)	2,580	7,225	13,439	9,779
Mexico Operating Income as a percent of Mexico Chicken Sales	1.27%	15.34%	-6.86%	3.29%	9.13%	16.58%	12.74%

Pilgrim’s Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

	06/28/03	03/29/03	12/28/02	09/28/02	06/29/02	03/30/02	12/29/01

Mexico Net Pounds Produced (000’s)	143,474	156,717	149,356	135,789	130,012	130,027	148,876
Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000’s)	524,448	512,740	478,126	498,647	507,632	474,282	492,266
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.6785	$0.6937	$0.6472	$0.6719	$0.6802	$0.6679	$0.6815
Chicken Net Pounds Produced from all Divisions (000’s)	772,970	739,100	738,789	742,172	746,286	710,064	722,340
Other Operations:
Other Sales (000’s)(C)	55,140	55,445	54,900	58,340	52,828	54,245	47,360
Totals All Operations:
Total Net Sales (000’s)	651,877	630,592	627,405	639,819	637,116	600,753	656,030
Total Cost of Sales (000’s)	600,932	604,919	599,406	608,213	590,808	572,122	598,166
Gross Margin from all operations (000’s)	50,945	25,673	27,999	31,606	46,308	28,631	57,864
Gross Margin from all operations as a percent of Total Net Sales	7.82%	4.07%	4.46%	4.94%	7.27%	4.77%	8.82%
Total Selling, General and Administrative Expenses (000’s)	35,107	35,576	32,045	34,771	32,953	33,003	34,535
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.39%	5.64%	5.11%	5.43%	5.17%	5.49%	5.26%
Operating Income from all operations (000’s)	15,838	(9,903)	(4,046)	(3,165)	13,355	(4,372)	23,329
Operating Income from all operations as a percent of Total Net Sales	2.43%	1.57%	-0.64%	-0.49%	2.10%	-0.73%	3.56%
Avian Influenza Reimbursement (000’s)	67	1,749	14,301	—	—	—	—
Vitamin Settlements (000’s)	10,235	9,564	86	65	691	—	—
Total Adjustments (000’S)	10,302	11,313	14,387	65	691	—	—
Consolidated Adjusted Chicken and Turkey Operating Income (000’s)	26,140	1,410	10,341	(3,100)	14,046	(4,372)	23,329
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	4.01%	0.22%	1.65%	-0.48%	2.20%	-0.73%	3.56%
(a)	The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.
(b)	14 week Quarter.
(c)	Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.
Amounts reclassified by quarter were:	$—	$—	$—	$123	$—	$—	$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Quarters Ended

	09/29/01	06/30/01	03/31/01(a)	12/30/00	09/30/00	07/01/00	04/01/00

Mexico Net Pounds Produced (000’s)	139,415	131,152	139,799	139,510	129,877	114,931	113,805
Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000’s)	503,245	507,063	426,788	338,677	336,725	358,659	325,491
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7075	$0.7081	$0.6648	$0.6671	$0.6771	$0.7051	$0.6552
Chicken Net Pounds Produced from all Divisions (000’s)	711,282	716,048	641,972	507,653	497,308	508,686	496,760
Other Operations:
Other Sales (000’s)(C)	49,391	51,393	51,965	47,352	42,651	33,320	47,769
Totals All Operations:
Total Net Sales (000’s)	641,251	645,836	541,593	386,032	379,375	391,979	373,260
Total Cost of Sales (000’s)	579,307	571,360	512,377	341,061	339,718	345,314	339,231
Gross Margin from all operations (000’s)	61,944	74,476	29,216	44,971	39,658	46,665	34,029
Gross Margin from all operations as a percent of Total Net Sales	9.66%	11.53%	5.39%	11.65%	10.45%	11.90%	9.12%
Total Selling, General and Administrative Expenses (000’s)	30,827	30,138	34,488	23,955	24,022	20,316	20,747
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.81%	4.67%	6.37%	6.21%	6.33%	5.18%	5.56%
Operating Income from all operations (000’s)	31,117	44,338	(5,272)	21,016	15,636	26,349	13,282
Operating Income from all operations as a percent of Total Net Sales	4.85%	6.87%	-0.97%	5.44%	4.12%	6.72%	3.56%
Avian Influenza Reimbursement (000’s)	—	—	—	—	—	—
Vitamin Settlements (000’s)	—	1,149	—	2,195	—	—	—
Total Adjustments (000’S)	—	1,149	—	2,195	—	—	—
Consolidated Adjusted Chicken and Turkey Operating Income (000’s)	31,117	45,487	(5,272)	23,211	15,636	26,349	13,282
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	4.85%	7.04%	-0.97%	6.01%	4.12%	6.72%	3.56%
(a)	The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.
(b)	14 week Quarter.
(c)	Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.
Amounts reclassified by quarter were:	$7	$10	$10	$10	$146	$132	$122

Pilgrim’s Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

	01/01/00	10/02/99	07/03/99	04/03/99	01/02/99(b)	06/26/98	06/27/98

United States
Chicken Operations:
U.S. Chicken Sales (000’s)	$250,178	$249,181	$254,794	$236,673	$222,848	$243,772	$228,719
U.S. Chicken Sales divided by U.S Chicken Net Pounds Produced	$0.7140	$0.7220	$0.7317	$0.6953	$0.6517	$0.7828	$0.7196
U.S. Chicken Net Pounds Produced (000’s)	350,409	345,141	348,232	340,387	341,931	311,428	317,849
Other Operations:
Other Sales (000’s)	34,201	32,151	26,461	36,690	44,105	34,391	32,656
U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000’s)	284,379	281,332	281,255	273,363	266,953	278,163	261,375
U.S. Chicken & Other Operating Income (000’s)	21,106	25,619	22,076	21,741	18,741	22,266	8,434
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	7.42%	9.11%	7.85%	7.95%	7.02%	8.00%	3.23%
Turkey
U.S. Turkey Sales (000’s)	—	—	—	—	—	—	—
U.S. Turkey Sales divided by U.S Turkey Net Pounds Produced	—	—	—	—	—	—	—
U.S. Turkey Operating Income (000’s)	—	—	—	—	—	—	—
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	—	—	—	—	—	—	—
U.S. Turkey Net Pounds Produced (000’s)	—	—	—	—	—	—	—
U.S. Summary
U.S. Sales (000’s)	284,379	281,332	281,255	273,363	266,953	278,163	261,375
U.S. Cost of Sales (000’s)	247,149	242,313	243,018	234,533	234,667	244,055	241,956
U.S. Gross Margin (000’s)	37,230	39,019	38,236	38,830	32,287	34,108	19,419
U.S. Gross Margin as a percent of U.S. Sales	13.09%	13.87%	13.59%	14.20%	12.09%	12.26%	7.43%
U.S. Selling, General and Administrative Expenses (000’s)	16,124	13,399	16,160	17,089	13,545	11,842	10,985
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.67%	4.76%	5.75%	6.25%	5.07%	4.26%	4.20%
U.S. Operating Income (000’s)	21,106	25,619	22,076	21,741	18,741	22,266	8,434
U.S. Operating Income as a percent of U.S. Sales	7.42%	9.11%	7.85%	7.95%	7.02%	8.00%	3.23%
Mexico
Chicken Operations:
Mexico Chicken Sales (000’s)(C)	64,939	60,244	57,870	51,805	63,613	55,508	59,945
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5141	$0.4746	$0.5505	$0.5290	$0.5022	$0.6025	$0.6491
Mexico Other Operations:
Mexico Other Sales (000’s) (c)	5,507	5,685	5,035	4,726	5,522	7,040	7,180
Mexico Chicken Operating Income (000’s)	4,116	3,195	7,136	3,551	7,445	9,178	10,608
Mexico Operating Income as a percent of Mexico Chicken Sales	5.84%	4.85%	11.34%	6.28%	10.77%	14.67%	15.80%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3/28/98	12/27/97	09/27/97	6/28/97	03/29/97	12/28/96

United States
Chicken Operations:
U.S. Chicken Sales (000’s)	$218,268	$218,634	$233,779	$227,111	$204,128	$193,147
U.S. Chicken Sales divided by U.S Chicken Net Pounds Produced	$0.6908	$0.6816	$0.7017	$0.6926	$0.7090	$0.7163
U.S. Chicken Net Pounds Produced (000’s)	315,948	320,773	333,184	327,928	287,915	269,655
Other Operations:
Other Sales (000’s)	36,074	40,942	34,382	33,619	38,095	38,391
U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000’s)	254,342	259,576	268,161	260,730	242,223	231,538
U.S. Chicken & Other Operating Income (000’s)	3,104	2,473	10,300	4,622	4,031	10,369
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	1.22%	0.95%	3.84%	1.77%	1.66%	4.48%
Turkey
U.S. Turkey Sales (000’s)	—	—	—	—	—	—
U.S. Turkey Sales divided by U.S Turkey Net Pounds Produced	—	—	—	—	—	—
U.S. Turkey Operating Income (000’s)	—	—	—	—	—	—
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	—	—	—	—	—	—
U.S. Turkey Net Pounds Produced (000’s)	—	—	—	—	—	—
U.S. Summary
U.S. Sales (000’s)	254,342	259,576	268,161	260,730	242,223	231,538
U.S. Cost of Sales (000’s)	239,915	246,985	253,014	244,820	227,462	210,213
U.S. Gross Margin (000’s)	14,427	12,591	15,147	15,910	14,761	21,325
U.S. Gross Margin as a percent of U.S. Sales	5.67%	4.85%	5.65%	6.10%	6.09%	9.21%
U.S. Selling, General and Administrative Expenses (000’s)	11,323	10,118	4,847	11,288	10,730	10,956
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.45%	3.90%	1.81%	4.33%	4.43%	4.73%
U.S. Operating Income (000’s)	3,104	2,473	10,300	4,622	4,031	10,369
U.S. Operating Income as a percent of U.S. Sales	1.22%	0.95%	3.84%	1.77%	1.66%	4.48%
Mexico
Chicken Operations:
Mexico Chicken Sales (000’s)(C)	63,333	78,311	73,113	74,438	61,178	66,268
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6253	$0.6803	$0.6612	$0.6916	$0.5959	$0.6538
Mexico Other Operations:
Mexico Other Sales (000’s) (c)	6,771	7,823
Mexico Chicken Operating Income (000’s)	8,294	12,898	14,993	8,005	5,630	5,945
Mexico Operating Income as a percent of Mexico Chicken Sales	11.83%	16.47%	20.51%	10.75%	9.20%	8.97%

Pilgrim’s Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

	01/01/00	10/02/99	07/03/99	04/03/99	01/02/99(b)	09/26/98	06/27/98

Mexico Net Pounds Produced (000’s)	126,313	126,948	105,117	97,927	126,657	92,135	92,350
Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000’s)	315,117	309,425	312,664	288,478	286,461	299,280	288,664
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.6610	$0.6554	$0.6897	$0.6582	$0.6113	$0.7416	$0.7037
Chicken Net Pounds Produced from all Divisions (000’s)	476,722	472,089	453,349	438,314	468,588	403,563	410,199
Other Operations:
Other Sales (000’s)(C)	39,708	37,836	31,496	41,416	49,627	41,431	39,836
Totals All Operations:
Total Net Sales (000’s)	354,825	347,261	344,160	329,894	336,088	340,711	328,500
Total Cost of Sales (000’s)	309,348	301,131	294,745	283,632	292,187	293,586	295,764
Gross Margin from all operations (000’s)	45,477	46,131	49,415	46,262	43,900	47,125	32,736
Gross Margin from all operations as a percent of Total Net Sales	12.82%	13.28%	14.36%	14.02%	13.06%	13.83%	9.97%
Total Selling, General and Administrative Expenses (000’s)	20,255	17,316	20,203	20,970	17,715	15,681	13,694
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.71%	4.99%	5.87%	6.36%	5.27%	4.60%	4.17%
Operating Income from all operations (000’s)	25,222	28,814	29,212	25,292	26,186	31,444	19,042
Operating Income from all operations as a percent of Total Net Sales	7.11%	8.30%	8.49%	7.67%	7.79%	9.23%	5.80%
Avian Influenza Reimbursement (000’s)	—	—	—	—	—	—	—
Vitamin Settlements (000’s)	—	—	—	—	—	—	—
Total Adjustments (000’S)	—	—	—	—	—	—	—
Consolidated Adjusted Chicken and Turkey Operating Income (000’s)	25,222	28,814	29,212	25,292	26,186	31,444	19,042
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	7.11%	8.30%	8.49%	7.67%	7.79%	9.23%	5.80%
(a)	The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.
(b)	14 week Quarter.
(c)	Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.
Amounts reclassified by quarter were:	$135	$—	$—	$—	$—	$—	$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

	03/28/98	12/27/97	09/27/97	6/28/97	03/29/97	12/28/96

Mexico Net Pounds Produced (000’s)	101,276	115,118	110,570	107,635	102,663	101,357
Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000’s)	281,601	289,122	306,892	301,549	265,306	259,415
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.6749	$0.6633	$0.6916	$0.6923	$0.6793	$0.6992
Chicken Net Pounds Produced from all Divisions (000’s)	417,224	435,891	443,754	435,563	390,578	371,012
Other Operations:
Other Sales (000’s)(C)	42,845	48,765	34,382	33,619	38,095	38,391
Totals All Operations:
Total Net Sales (000’s)	324,446	337,887	341,274	335,168	303,401	297,806
Total Cost of Sales (000’s)	297,585	308,507	307,414	307,883	280,316	267,539
Gross Margin from all operations (000’s)	26,861	29,380	33,860	27,285	23,085	30,267
Gross Margin from all operations as a percent of Total Net Sales	8.28%	8.70%	9.92%	8.14%	7.61%	10.16%
Total Selling, General and Administrative Expenses (000’s)	15,463	14,009	8,567	14,658	13,425	13,953
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.77%	4.15%	2.51%	4.37%	4.42%	4.69%
Operating Income from all operations (000’s)	11,398	15,371	25,293	12,627	9,660	16,314
Operating Income from all operations as a percent of Total Net Sales	3.51%	4.55%	7.41%	3.77%	3.18%	5.48%
Avian Influenza Reimbursement (000’s)	—	—	—	—	—	—
Vitamin Settlements (000’s)	—	—	—	—	—	—
Total Adjustments (000’S)	—	—	—	—	—	—
Consolidated Adjusted Chicken and Turkey Operating Income (000’s)	11,398	15,371	25,293	12,627	9,660	16,314
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	3.51%	4.55%	7.41%	3.77%	3.18%	5.48%
(a)	The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.
(b)	14 week Quarter.
(c)	Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.
Amounts reclassified by quarter were:	$—	$—	$—	$—	$—	$—